UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 22, 2006
ALPHARMA INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8593	22-2095212

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Executive Drive
Fort Lee, New Jersey	07024

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(201) 947-7774
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The information set forth under “Item 3.03 Material Modification to Rights of Securities Holders” is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Securities Holders
     On November 22, 2006 the Board of Directors of Alpharma Inc. (the “Company” or “Alpharma”) declared a dividend of one preferred share purchase right (a “Right”) for each share of Class A Common Stock, $.20 par value (the “Class A Common Shares”), of the Company and for each share of Class B Common Stock, $.20 par value (the “Class B Common Shares” and together with the Class A Common Shares, the “Common Shares”), of the Company, in each case, as outstanding at the close of business on December 5, 2006 (the “Record Date”). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) at a price of $120.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Public Shareholder Protection Plan, dated as of November 22, 2006, as the same may be amended from time to time (the “Agreement”), between the Company and Computershare Trust Company, N.A. as Agent (the “Agent”). Terms used below but not defined shall have the meanings ascribed to them in the Agreement.
     Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate together with a copy of the Summary of Rights.
     A “Distribution Date” shall mean the earliest date on which a Trigger Event occurs, but shall be suspended if the Acquiring Person enters into an agreement with the Company not to consummate the underlying transaction without both (i) the affirmative vote of a majority of the members of the Board Committee (as defined below), and (ii) the affirmative vote of a majority of the votes cast thereon by the holders of Common Shares (other than the Acquiring Person or any associate or affiliate of an Acquiring Person) at a duly held meeting of such shareholders; provided, however, if such transaction is not so approved, but the Class B Holder nevertheless continues to pursue such transaction, the Distribution Date shall be deemed to have occurred on the date of the original announcement of such transaction.
     A “Trigger Event” shall be deemed to have occurred upon the earliest of (i) a Class B Holder acquiring Beneficial Ownership of more than 1% of the outstanding Class A Common Shares (other than through ownership or conversion of the Class B Common Shares) on or after the date the Class B Holder first becomes a Class B Holder; (ii) a Class B Holder publicly announcing (by press release, filing with the Securities and Exchange Commission or otherwise) its intent to acquire Beneficial Ownership of more than 1% of the outstanding Class A Common Shares (other than through ownership or conversion of the Class B Common Shares), including, without limitation, in a tender or exchange offer, on or after the date the Class B Holder first becomes a Class B

Holder; and (iii) a Class B Holder announcing its intent to cause the Company to effect an Affiliate Transaction.
     “Class B Holder” shall mean any Person which, together with such Person’s Affiliates and Associates, is the Beneficial Owner of 50% or more of the Class B Common Shares then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined). For all purposes of this Plan, any calculation of the number of Class B Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Class B Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan.
     “Acquiring Person” shall mean any Class B Holder (as such term is hereinafter defined) who takes an action that results in a Trigger Event occurring.
     “Affiliate Transaction” shall mean a merger or combination of the Company with, or sale of a material portion of the Company’s and its Subsidiaries’ assets to, or any other similar transaction with, a Class B Holder or an Affiliate or Associate of a Class B Holder.
     The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), new Common Share certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date. The Rights will expire on November 22, 2016, subject to the Company’s right to extend such date (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company or terminated.
     Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 1,000 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share’s dividend, liquidation and voting rights, the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).
     From and after the Distribution Date, in the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person or any of its affiliates or associates (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Class A Common Shares having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right (other than as described above) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring Company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.
     In certain circumstances described in the Agreement, upon approval of both (a) the Board of Directors and (b) a committee of the Board of Directors comprised solely of members independent from the Class B Holder (the “Board Committee”) the Company may exchange the Rights (other than Rights owned by an Acquiring Person or any of its affiliates or associates which will have become void), in whole or in part, for Class A Common Shares at an exchange rate of one Class A Common Share per Right (subject to adjustment).
     No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares or Class A Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares or Class A Common Shares on the last trading date prior to the date of exercise.
     The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”) upon approval of both (i) the affirmative vote of a majority of the Board of Directors and (ii) the affirmative vote of a majority of the Board Committee. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Company in its sole discretion may establish; provided that any redemption shall be taken by and at the direction of the Board of Directors and the Board Committee. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

     Any of the provisions of the Agreement may be amended by approval of both the Board of Directors and the Board Committee for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).
     As of November 21, 2006, there were 43,047,535 Class A Common Shares issued and outstanding, of which 328,658 were reserved as treasury stock, 11,872,897 Class B Common Shares issued and outstanding and 4,650,000 Class A Common Shares reserved for issuance under Alpharma’s stock option and incentive plans. The Company has reserved 100,000 Preferred Shares initially for issuance upon exercise of the Rights.
     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a Class B Holder that attempts to acquire more than 1% of the Class A Common Shares on terms not approved by both the Board Committee and the affirmative vote of a majority of the votes cast thereon by the holders of Common Shares (other than the Acquiring Person or any associate or affiliate of an Acquiring Person) at a duly held meeting of such shareholders. The Rights should not interfere with any merger or other business combination with an independent party approved by the Board of Directors since the Rights may be amended, redeemed or exchanged as described above.
     While the dividend of the Rights will not be taxable to shareholders or to the Company, shareholders of the Company may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable as set forth above.
     The Agreement specifying the terms of the Rights is incorporated herein by reference as Exhibit 4.1 to this Form 8-K Current Report. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.
     On November 22, 2006, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware. Pursuant thereto, the Company authorized 100,000 shares of its preferred stock to be designated Series A Junior Participating Preferred Stock, as further described under “Item 3.03 Material Modification to Rights of Securities Holders.” As of the date of this Form 8-K Current Report, none of the shares of Series A Junior Participating Preferred Stock have been issued.
     On November 22, 2006, the Company’s Board of Directors adopted a resolution, effective immediately, to amend the Company’s bylaws. The bylaws were amended in connection with the adoption by the Company of a Public Shareholder Protection Plan, as further described under “Item 3.03 Material Modification to Rights of Securities Holders.” A complete copy of the amended and restated bylaws is filed as Exhibit 3.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(a)	Exhibits

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Alpharma Inc.
4.1	Public Shareholder Protection Plan, dated as of November 22, 2006, between Alpharma Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the form of Certificate of Designations of the Series A Junior Participating Preferred Stock of Alpharma Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (filed with the Securities and Exchange Commission on November 24, 2006 as an exhibit to Form 8-A filed by the Company on such date and incorporated by reference into this Current Report on Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2006	ALPHARMA INC.
	By:	/s/ Jeffrey S. Campbell
	Name:	Jeffrey S. Campbell
	Title:	Vice President, Finance and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Alpharma Inc.
4.1	Public Shareholder Protection Plan, dated as of November 22, 2006, between Alpharma Inc. and Computershare Trust Company, N.A., as Agent, which includes the form of Certificate of Designations of the Series A Junior Participating Preferred Stock of Alpharma Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (filed with the Securities and Exchange Commission on November 24, 2006 as an exhibit to Form 8-A filed by the Company on such date and incorporated by reference into this Current Report on Form 8-K).